UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: May 6, 2015

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2015, Laurelton Diamonds Inc., a wholly owned subsidiary of Registrant (the “Original Lender”), entered into the Fifth Amendment Agreement (the “Amendment”) relating to a US $50 Million Amortising Term Loan Facility Agreement with Koidu Limited (previously Koidu Holdings S.A.), a British Virgin Islands company (the “Borrower”), Octea Limited, a British Virgin Islands company (“Octea”), and BSG Resources Limited, a Guernsey company (“BSG”).

The Borrower, BSG, and the Original Lender entered into the amortising term loan facility agreement on March 30, 2011 (as amended to the date hereof, the “Loan”), pursuant to which the Original Lender loaned US $50 million to the Borrower. The Borrower operates a kimberlite diamond mine in the Kono district of Sierra Leone (the “Mine”) from which the Original Lender acquires diamonds, and the Borrower is required under the terms of the Loan to apply the proceeds of the Loan to capital expenditures necessary to expand the Mine, among other purposes.

Among other provisions, the Amendment provides that (i) the principal payment due to the Original Lender on March 30, 2015 will be deferred until a date to be specified by the Original Lender upon at least 30 days’ written notice to the Borrower, subject to certain specified acceleration conditions set forth in the Amendment (the “Deferral”), (ii) Octea will accede to the Loan as an additional obligor thereunder, (iii) the interest rate per annum on the Loan will be the greater of (A) LIBOR plus 3.5 percent and (B) 6.75 percent, effective April 1, 2015, (iv) interest will accrue and be paid monthly, rather than semi-annually, including through the Deferral period and (v) the Borrower will make a one-time payment of $1,179,123.59 to the Original Lender on May 15, 2015, representing an additional amount of interest accruing at 2 percent per annum, in respect of the aggregate amount of payments deferred under the Loan. The Deferral is subject to the satisfaction by May 30, 2015 of certain customary conditions subsequent related to the accession of Octea to the Loan as an additional obligor, including the delivery of documentation evidencing Octea’s approval thereof and legal opinions related thereto.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 10.14e to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.14e
Fifth Amendment Agreement, dated as of April 30, 2015, relating to a US $50 Million Amortising Term Loan Facility Agreement dated March 30, 2011, by and between Koidu Limited, Octea Limited, BSG Resources Limited and Laurelton Diamonds, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: May 6, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.14e
Fifth Amendment Agreement, dated as of April 30, 2015, relating to a US $50 Million Amortising Term Loan Facility Agreement dated March 30, 2011, by and between Koidu Limited, Octea Limited, BSG Resources Limited and Laurelton Diamonds, Inc.

4